Exhibit 99.3

Forward-Looking Statements Statements in this presentation regarding First Marblehead’s expectations and future performance, including with regard to the future performance of securitization trusts that First Marblehead has facilitated, as well as any other statements that are not purely historical, constitute forward-looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on our historical performance, the historical performance of the securitization trusts, and our plans, estimates and expectations as of August 17, 2009. The inclusion of this forward-looking information should not be regarded as a representation by us or any other person that the future results, plans, projections, estimates or expectations contemplated will actually be achieved. You are cautioned that matters subject to forward-looking statements involve known and unknown risks and uncertainties, including economic, legislative, regulatory, competitive and other factors, which may cause actual results, including the performance of the trusts and resulting cash flows, or the timing of events, to be materially different than those expressed or implied by our forward-looking statements. Important factors that could cause or contribute to such differences include: degradation of credit quality, credit enhancement or performance of the trusts’ loan portfolios; the general interest rate and consumer credit environments, including their effects on the prepayment, default and recovery rates of the underlying securitized loan portfolio; borrower default rates and the trusts’ ability to recover principal and interest from such borrowers; capital market receptivity to private student loan asset-backed securities; the inability of The Education Resources Institute, Inc. (TERI), the third party guarantor of the trusts’ underlying loans, which has filed a voluntary petition for reorganization under federal bankruptcy laws, to meet its guaranty obligations; developments in the bankruptcy proceedings of TERI, including the terms of any plan of reorganization and legislative or regulatory factors affecting recovery rates on defaulted loans, such as the possible outcome of challenges to the enforceability of the trusts’ security interests, which could materially adversely affect the trusts’ rights to collateral, including future recoveries on defaulted loans; the inability of Ambac Assurance Corporation, which provides credit enhancement for certain securitization trusts, to meet its obligations; changes to bankruptcy laws that could affect the non-dischargeable status of education-related loans; and the other factors set forth under the caption “risk factors” in our quarterly report on Form 10-Q filed with the Securities and Exchange Commission on May 8, 2009. We specifically disclaim any obligation to update any forward-looking statements as a result of developments occurring after August 17, 2009. Disclaimer The information in this presentation is intended to provide a broad overview of a portfolio of private education loans facilitated by First Marblehead. Neither First Marblehead nor any other party is offering any securities by making this presentation or soliciting any action based upon the information provided. Nothing in this presentation should be relied upon as a representation by First Marblehead, or any other person, as to the future performance of any securitization trust described in this presentation or as to any securities that may be issued in the future. The information contained herein is intended to be illustrative only, and historical collateral pools may not be representative of any future collateral pool. Investing in our common stock involves a high degree of risk. Prior to purchasing any shares, you should carefully consider the risks and uncertainties described in the reports we file from time to time with the Securities and Exchange Commission.

Loans available for securitization by fiscal year 1FY 2008 Loans Available for Securitization include loans originated pursuant to certain contracts with each of JPMorgan Chase Bank, N.A., Bank of America, N.A., and Union Federal Savings Bank (collectively, the “Settling Lenders”). Subsequent to June 30, 2008, each of the Settling Lenders entered into stipulations in the context of the bankruptcy proceedings of The Education Resources Institute, Inc. (“TERI”) relating to the termination of their agreements with TERI and the settlement of related claims. As a result, the Settling Lenders no longer have any further obligation to sell, and FMC no longer has any obligation to purchase, loans originated by the Settling Lenders. 2Direct to Consumer: 45.7% School Channel: 54.3% Billions Direct to Consumer School Channel FY 2003 FY 2004 FY 2005 FY 2006 FY 2007 $0.7 $1.4 $2.2 $3.9 66.5% 33.5% 69.5% % 30.5% 72.6% 27.4% 76.8% 23.2% 82.4% 17.6% 2 17.6% $4.5 1 FY 2009 $2.9 70.9% 29.1% $0.1 FY 2008

Trust parity ratios1 As of June 30, 2009 Parity Ratio: trust assets (loan pool balance plus trust accounts) divided by liabilities (bonds outstanding) 1As a result of TERI’s Chapter 11 bankruptcy filing on April 7, 2008, defaulted loans in excess of the pledge fund balances have been excluded from trust assets in performing the trust parity calculation 2As of March 31, 2009 (most recent quarterly reporting date) 3As of April 30, 2009 (most recent quarterly reporting date) 3As of May 31, 2009 (most recent quarterly reporting date) Months Since Inception NCMSLT2 2003-13 2004-2 2004-14 2005-1 2005-2 2005-3 2006-1 2006-2 2006-3 2007-1 2006-4 2007-2 2007-3, 2007-4 Parity Ratio 90% 92% 94% 96% 98% 100% 102% 1 5 9 13 17 21 25 29 33 37 41 45 49 53 57 61 65 69 73 77 81 85 89 NCMSLT (closed: 11/01/01) 2003-1 (closed: 12/11/03) 2004-1 (closed: 06/10/04) 2004-2 (closed: 10/28/04) 2005-1 (closed: 02/23/05) 2005-2 (closed: 06/09/05) 2005-3 (closed: 10/12/05) 2006-1 (closed: 03/09/06) 2006-2 (closed 06/08/06) 2006-3 (closed 09/28/06) 2006-4 (closed 12/07/06) 2007-1 (closed: 03/08/07) 2007-2 (closed: 06/14/07) 2007-3 (closed: 09/20/07) 2007-4 (closed: 09/20/07)

Net recovery rates As of June 30, 2009 Net Recoveries: recoveries (either in the form of cash or repurchased loans) net of collection costs. Note: 2002 Vintage recovery rates experienced volatility in certain months due to a small balance of defaulted loans that experienced a delay in recovery. FMC Net Recovery Rates (by Year of Default) 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 45.0% 50.0% 0 5 10 15 20 25 30 35 40 45 50 55 60 65 70 75 80 85 90 95 100 105 110 115 120 125 130 Months Since Year of Default Net Recovery Rate 2002 2003 2004 2005 2006 2007 Weighted Average

FICO scores for disbursed volume by fiscal year Decisioned FICO Scores: FICO score that is reflective of decision on cosigner, student, or borrower without cosigner Decisioned FICO Distribution by Fiscal Year 10% 12% 15% 14% 12% 12% 14% 14% 14% 14% 14% 14% 39% 37% 35% 36% 25% 24% 21% 22% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2005 2006 2007 2008 760-850 700-759 680-699 660-679 620-659 Decisioned FICO Distribution - School Channel by Fiscal Year 5% 6% 7% 7% 9% 9% 9% 9% 12% 12% 12% 11% 41% 41% 40% 39% 32% 32% 31% 33% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2005 2006 2007 2008 760-850 700-759 680-699 660-679 620-659 Decisioned FICO Distribution - Direct to Consumer by Fiscal Year 13% 15% 17% 16% 13% 14% 15% 15% 15% 15% 15% 14% 38% 36% 34% 35% 22% 21% 19% 20% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2005 2006 2007 2008 760-850 700-759 680-699 660-679 620-659

Six month rolling prepayment rates Updated through June 30, 2009* NCSLT 2007-4 NCSLT 2007-3 NCSLT 2007-2 NCSLT 2007-1 NCSLT 2006-4 NCSLT 2006-3 NCSLT 2006-2 NCSLT 2006-1 NCSLT 2005-3 NCSLT 2005-2 NCSLT 2005-1 NCSLT 2004-2 NCSLT 2004-1 NCSLT 2003-1 NCMSLT Months Since Inception *Average prepayment rate during preceding six month period. NCMSLT as of March 31, 2009 (most recently quarterly reporting date). NCSLT 2003-1 as of April 30, 2009 (most recent quarterly reporting date). NCSLT 2004-1 as of May 31, 2009 (most recent quarterly reporting date).

NCSLT Trust payment status As of June 30, 2009 Source: First Marblehead 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% NCMSLT 2003-1 2004-1 2004-2 2005-1 2005-2 2005-3 2006-1 2006-2 2006-3 2006-4 2007-1 2007-2 2007-3 2007-4 NCSLT Trust % of Portfolio Deferment - Principal & Interest Deferment - Principal Only Forbearance Repayment